Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, this “Amendment”) is entered into as of May 25 2012, among LTC Properties, Inc., a Maryland corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, Chicago Branch, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.    The Borrower, the guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Credit Agreement, dated as of April 18, 2011 (such Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.    The Borrower has requested that the Administrative Agent and the Lenders (i) increase the aggregate Revolving Credit Commitments from $210,000,000 to $240,000,000, (ii) amend the accordion to permit future increases in the aggregate Revolving Credit Commitments of up to $350,000,000, (iii) extend the Revolving Credit Termination Date and (iv) make certain other amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                             DEPARTING LENDER; INCREASE IN REVOLVING CREDIT COMMITMENTS AND EQUALIZATION.

1.1.                            Raymond James Bank, FSB (the “Departing Lender”) hereby agrees to sell and assign without representation, recourse, or warranty (except the Departing Lender represents it has authority to execute and deliver this Amendment and sell its Obligations and Revolving Credit Commitment contemplated hereby, which Obligations and Revolving Credit Commitment are owned by the Departing Lender free and clear of all Liens), and on the First Amendment Effective Date (as defined in Section 3 below), the Lenders (other than the Departing Lender) hereby agree to purchase 100% of the Departing Lender’s outstanding Obligations under the Credit Agreement and the Loan Documents (including, without limitation, all of the Revolving Loans and Revolving Credit Commitment held by the Departing Lender) for a purchase price equal to 100% of the outstanding principal balance of Revolving Loans owed to the Departing Lender under the Credit Agreement on the First Amendment Effective Date, which purchase price shall be paid by the Lenders (other than the Departing Lender) to the Departing Lender in immediately available funds on the First Amendment Effective Date.  Concurrently therewith, the Borrower shall have paid to the Departing Lender all accrued but unpaid interest and fees owed to the Departing Lender as of the First Amendment Effective Date.  Such purchases and sales shall be arranged through the Administrative Agent and the Departing Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith.  Upon the First Amendment Effective Date and the payment of the Obligations owing to the Departing Lender, the Departing Lender shall cease to be a Lender under the Credit Agreement and other Loan Documents and (i) the Lenders (other than the Departing Lender) shall have the rights of the Departing Lender thereunder subject to the terms and conditions hereof and (ii) the Departing Lender shall have relinquished its rights (other than rights to indemnification and reimbursements referred to in the Credit Agreement which survive the repayment of the Obligations owed to the Departing Lender in accordance with its terms) and be released from its obligations under the Credit Agreement.  The parties hereto agree that, except as provided for in the preceding sentence, as of the First Amendment Effective Date all references in the Credit Agreement and the other Loan Documents to the Lenders or any Lender shall from and after the date hereof no longer include the Departing Lender.

1.2.                            Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, as of the First Amendment Effective Date and pursuant to Section 2.13 of the Credit Agreement (i) the aggregate Revolving Credit Commitments are hereby increased from $210,000,000 to $240,000,000 and (ii) after giving effect to such aggregate Revolving Credit Commitment increase and to the assignment of the Departing Lender’s Revolving Loans and Revolving Credit Commitment set forth in Section 1.1 of this Amendment, each Lender’s Revolving Credit Commitment shall be and is as set forth on Exhibit A attached hereto.  The Administrative Agent and Lenders hereby waive the requirement of the delivery of a Commitment Amount Increase Request under Section 2.13 in connection with the Revolving Credit Commitment increases described in this Section 1.2.

1.3.               On the First Amendment Effective Date and after giving effect to the assignment of the Departing Lender’s Revolving Loans and Revolving Credit Commitment set forth in Section 1.1 of this Amendment and to the Revolving Credit Commitment increase pursuant to Section 1.2 of his Amendment, the Lenders each agree to make purchases and sales of interests in the outstanding Revolving Loans between themselves so that each Lender is then holding its Revolver Percentage of outstanding Revolving Loans.  Such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith.

SECTION 2.                                             AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as of the First Amendment Effective Date as follows:

2.1.                                 Section 1.1 of the Credit Agreement is hereby amended to amend and restate in its entirety the first paragraph and the table set forth in the definition of “Applicable Margin” to read as follows:

“Applicable Margin” means, with respect to Revolving Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 3.1 hereof, from the First Amendment Effective Date and until the first Pricing Date occurring thereafter, the rates per annum shown opposite Level I below, and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

LEVEL	MAXIMUM TOTAL INDEBTEDNESS TO TOTAL ASSET VALUE RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR EURODOLLAR LOANS AND LETTER OF CREDIT FEE SHALL BE:	APPLICABLE MARGIN FOR COMMITMENT FEE SHALL BE:

IV	Greater than 0.45 to 1.0	1.00%	2.00%	0.40%

III	Less than or equal to 0.45 to 1.0, but greater than 0.35 to 1.0	0.75%	1.75%	0.35%

II	Less than or equal to 0.35 to 1.0 but greater than 0.25 to 1.0	0.50%	1.50%	0.30%

I	Less than or equal to 0.25 to 1.0	0.25%	1.25%	0.25%

2.2.                                 Section 1.1 of the Credit Agreement is hereby further amended to replace the reference to “March 31, 2011” in the definition of “Applicable Margin” with a reference to “June 30, 2012”.

2.3.                                 Section 1.1 of the Credit Agreement is hereby further amended to amend and restate in its entirety the definition of “Debt Service” to read as follows:

“Debt Service” means, for any Fiscal Quarter, the sum of (a) Interest Expense and (b) the greater of (i) zero or (ii) scheduled principal amortization paid on Secured Debt (exclusive of any balloon payments or prepayments of principal on such Secured Debt) less amortized principal payments received on the Borrower’s and its Subsidiaries’ mortgage loans receivable (exclusive of any balloon payments or prepayments of principal received on the Borrower’s and its Subsidiaries’ mortgage loans receivable).

2.4.                                 Section 1.1 of the Credit Agreement is hereby further amended to amend and restate in its entirety the last sentence of the definition of “Revolving Credit Commitments” to read as follows:

The Borrower and Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $240,000,000 on the First Amendment Closing Date.

2.5.                                 Section 1.1 of the Credit Agreement is hereby further amended to amend and restate the definition of “Revolving Credit Termination Date” in its entirety to read as follows:

“Revolving Credit Termination Date” means the Stated Revolving Credit Termination Date, as the same may be extended pursuant to Section 2.15 hereof, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 2.11, 9.2 or 9.3 hereof.

2.6.                                 Section 1.1 of the Credit Agreement is hereby further amended to amend and restate the definition of “Secured Debt” in its entirety to read as follows:

“Secured Debt” means as of any date of determination, the aggregate principal amount of all indebtedness outstanding of the Borrower and its Subsidiaries, evidenced by notes, bonds debentures or similar instruments and capital lease obligations that are secured by a Lien.

2.7.                                 Section 1.1 of the Credit Agreement is hereby further amended to insert therein in proper alphabetical order the definitions of “First Amendment Closing Date,” “Extension Fee” and “Stated Revolving Credit Termination Date” to read as follows:

“First Amendment Closing Date” means May     , 2012.

“Extension Fee” means an extension fee payable by the Borrower for a one year extension pursuant to Section 2.15 hereof in an amount equal to 0.15% of the aggregate Revolving Credit Commitments then in effect.

“Stated Revolving Credit Termination Date” means May     , 2016.

2.8.                                 Section 2.13 of the Credit Agreement is hereby amend to replace the reference to “$250,000,000” therein with a reference to “$350,000,000”.

2.9.                                 The Credit Agreement is hereby amended to insert a new Section 2.15 therein immediately following Section 2.14 therein to read as follows:

Section 2.15.                         Extension of the Revolving Credit Termination Date.  Borrower may, by notice to Administrative Agent (which shall promptly deliver a copy to each of the Lenders) given not more than ninety (90) days and not less than thirty (30) days prior to the then Stated Revolving Credit Termination Date (the “Existing Termination Date”), request that Lenders extend the Existing Termination Date for one additional one-year period.  If (x) Borrower timely delivers such notice to Administrative Agent, (y) no Default or Event of Default has occurred and is continuing and (z) the Administrative Agent receives for the benefit of the Lenders (to be allocated pro rata based on each Lender’s Revolving Credit Commitments of the date of the Stated Revolving Credit Terminated Date extension) the Extension Fee, then the Stated Revolving Commitment Termination Date shall be extended to the first anniversary of the then Existing Termination Date.  Should the Stated Commitment Termination Date, or any future Stated Revolving Commitment Termination Date be extended, the terms and conditions of this Credit Agreement will apply during any such extension period.

2.10.                          Section 8.9(k) of the Credit Agreement is hereby amended to replace the reference to “15%” therein with a reference to “20%”.

2.11.                          Section 8.9 of the Credit Agreement is hereby further amended to replace the reference to “20%” appearing in the last paragraph of such Section with a reference to “25%”.

2.12.                          Clause (h) of Section 8.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h)                                 Minimum Eligible Property NOI to Interest Expense on Unsecured Debt.  As of the last day of each Rolling Period of the Borrower, the Borrower shall not permit the ratio of Eligible Property NOI for such Rolling Period to Interest Expense on Unsecured Debt for such Rolling Period to be less than 2.25 to 1.0.

2.13.                          Section 8.21 of the Credit Agreement is hereby amended to insert a new paragraph to the end of such Section to read as follows:

If during the six-month period from and after the First Amendment Closing Date the Borrower or any Subsidiary enters into (or has substantially completed negotiations to enter into) any new, or any amendment to any existing, Note Purchase Agreement, any agreement related thereto, or any other instrument or agreement related to any existing or future unsecured indebtedness by the Borrower or any Subsidiary, which includes one or more financial covenants that are comparable to any of those listed in clauses (a) through (h) above, inclusive, which financial covenants (including the defined terms used therein) are more restrictive in any respect than the covenants provided in clauses (a) through (h) above, inclusive, (and the defined terms used therein) then (i) such more restrictive provisions shall immediately and automatically be incorporated by reference into this Agreement as if set forth fully herein, mutatis mutandis, and no such provision may thereafter be waived, amended or otherwise modified under this Agreement except pursuant to the provisions of Section 13.13, and (ii) the Borrower shall promptly, and in any event within 5 days after entering into any such more restrictive provision, so advise the Administrative Agent in writing.  Thereafter, upon the request of the Required Lenders, the Required Lenders and the Borrower shall enter into an amendment to this Agreement evidencing the incorporation of such more restrictive provisions, it being agreed that any failure to make such request or to enter into any such amendment shall in no way qualify or limit the incorporation by reference described in clause (i) of the immediately preceding sentence.  Notwithstanding anything to the contrary set forth in this paragraph, the foregoing provisions shall not apply solely with respect to the Minimum EBITDA to Fixed Charges Ratio set forth in the Note Purchase Agreement and any series of notes issued thereunder, but for avoidance of doubt shall apply to any replacements thereto or refinancings thereof.

2.14.                          Section 8.22 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.22.                         Note Purchase Agreement Amendment.  On or before the date 20 calendar days after the First Amendment Closing Date, the Borrower shall cause to be delivered to the Administrative Agent a certified copy of an amendment to the Note Purchase Agreement which, to the Administrative Agent’s reasonable satisfaction, causes the covenants therein to be conformed to the covenants set forth in Section 8.9 and 8.21(h) hereof.

2.15.                                 The Credit Agreement is hereby amended to amend and restate in its entirety Schedule 1 attached thereto to read as set forth on Exhibit A to this Amendment.

2.16.                                 The cover page to the Credit Agreement is hereby amended to amend and restate in its entirety all references to the Co-Lead Arrangers and Book Runners appearing at the bottom of such page to read as follows:

BMO CAPITAL MARKETS AND KEYBANC CAPITAL MARKETS INC.,

AS CO-LEAD ARRANGERS AND JOINT BOOK RUNNERS

SECTION 3.                                             CONDITIONS PRECEDENT.

Section 1 and the amendments set forth in Section 2 shall become effective as of the date (the “First Amendment Effective Date”) all of the following conditions precedent have been satisfied or waived by the Administrative Agent:

3.1.                                 The Borrower, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment.

3.2.                                 The Administrative Agent shall have received (i) certified copies of resolutions of the Borrower approving the terms of this Amendment and copies (executed or certified, as may be appropriate) of all other legal documents or proceedings taken in connection with the execution and delivery of this Amendment and (ii) an opinion of legal counsel to the Borrower and Guarantors.

3.3.                                 The Borrower shall have paid in immediately available funds to the Administrative Agent an amendment fee equal to 0.15% of each Lender’s Revolving Credit Commitment (other than the Departing Lender’s) in effect immediately prior to the effectiveness of this Amendment, which fee shall be for the benefit of each Lender (other than the Departing Lender) and shall be allocated in accordance with each Lender’s (other than the Departing Lender’s) pro rata share of the aggregate Revolving Credit Commitments in effect immediately prior to the effectiveness of this Amendment.

3.4.                                 The Borrower shall have paid in immediately available funds to the Administrative Agent for the benefit of each Lender (other than the Departing Lender) an upfront fee equal to for each Lender 0.375% times the amount by which each Lender’s (other than the Departing Lender’s) final allocated commitment as of the First Amendment Effective Date exceeds the amount of such Lender’s (other than the Departing Lender’s) final allocated commitment on the Closing Date of the Credit Agreement.

3.5.                                 The Administrative Agent shall have received satisfactory evidence that the Noteholders have received credit approval to cause the amendments to the Note Purchase Agreement required by Section 8.22 of the Credit Agreement, as amended by this Amendment.

3.6.                                 Legal matters incidental to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 4.                                             REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof (a)  the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent the same expressly relate to an earlier date (in which case the same shall be true and correct as of such earlier date in all material respects (without duplication of any materiality qualifier contained therein)) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.                                             MISCELLANEOUS.

5.1.                                       Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2.                                       The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

5.3.                                       Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantors acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

5.4.                                       This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Amendment by adobe portable file format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  This Amendment shall be governed by the internal laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

LTC PROPERTIES, INC.

By	/s/ Wendy L. Simpson
	Name:	Wendy L. Simpson
	Title:	Chief Executive Officer & President

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President & Chief Financial Officer

“GUARANTORS”

Florida-LTC, Inc.
LTC GP I, Inc.
LTC-Gardner, Inc.
LTC-Griffin, Inc.
LTC-Jonesboro, Inc.

By	/s/ Wendy L. Simpson
	Name:	Wendy L. Simpson
	Title:	Chief Executive Officer & President

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer & Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO LTC PROPERTIES, INC. CREDIT AGREEMENT]

ALBUQUERQUE REAL ESTATE INVESTMENTS, INC.

By	/s/ Clint Malin
	Name:	Clint Malin
	Title:	Chairman & Chief Executive Officer

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Chief Financial Officer & Treasurer

BEAUMONT REAL ESTATE INVESTMENTS, LP
By L-Tex GP, Inc.
its General Partner

By	/s/ Wendy L. Simpson
	Name:	Wendy L. Simpson
	Title:	Chief Executive Officer & President

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer & Secretary

LTC PARTNERS IX, L.P.

By LTC GP VI, Inc.,
its General Partner

By	/s/ Wendy L. Simpson
	Name:	Wendy L. Simpson
	Title:	Chief Executive Officer & President

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer & Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO LTC PROPERTIES, INC. CREDIT AGREEMENT]

TEXAS-LTC LIMITED PARTNERSHIP

By L-Tex GP, Inc.,
its General Partner

By	/s/ Wendy L. Simpson
	Name:	Wendy L. Simpson
	Title:	Chief Executive Officer & President

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer & Secretary

TEXAS-LTC WOODRIDGE LIMITED PARTNERSHIP

By L-Tex GP, Inc.,
its General Partner

By	/s/ Wendy L. Simpson
	Name:	Wendy L. Simpson
	Title:	Chief Executive Officer & President

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer & Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO LTC PROPERTIES, INC. CREDIT AGREEMENT]

NORTH CAROLINA REAL ESTATE INVESTMENT LLC

By LTC-Dearfield, Inc.,
its Member

By	/s/ Wendy L. Simpson
	Name:	Wendy L. Simpson
	Title:	Chief Executive Officer & President

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer & Secretary

By LTC-Richmond, Inc.
its Member

By	/s/ Wendy L. Simpson
	Name:	Wendy L. Simpson
	Title:	Chief Executive Officer & President

By	/s/ Pamela J. Shelley-Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer & Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO LTC PROPERTIES, INC. CREDIT AGREEMENT]

Accepted and agreed to.

“ADMINISTRATIVE AGENT” AND “L/C ISSUER”

BANK OF MONTREAL, Chicago Branch, as L/C Issuer and as Administrative Agent

	By:	/s/ Lloyd Baron
		Name:	Lloyd Baron
		Title:	Vice President

“LENDERS”

BANK OF MONTREAL

	By:	/s/ Lloyd Baron
		Name:	Lloyd Baron
		Title:	Vice President

KEY BANK NATIONAL ASSOCIATION

By	/s/ Amy L. MacLearie
	Name:	Amy L. MacLearie
	Title:	Assistant Vice President-Closing Officer

ROYAL BANK OF CANADA

By	/s/ G. David Cole
	Name:	G. David Cole
	Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Jamie Chen
	Name:	Jamie Chen
	Title:	Vice President

RAYMOND JAMES BANK, FSB, solely in connection with the terms of Sections 1.1, 1.3, 5.3 and 5.4 of this Amendment

By	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Senior Vice President

EXHIBIT A
TO
FIRST AMENDMENT

SCHEDULE 1

LENDER	REVOLVING CREDIT COMMITMENT
Bank of Montreal	$60,000,000
KeyBank National Association	$60,000,000
Wells Fargo Bank, National Association	$60,000,000
Royal Bank of Canada	$60,000,000
Total:	$240,000,000